[WATERMARK OMITTED - SPECIMEN]

                                       EQUITABLE ACCUMULATOR PLUS (ROLLOVER IRA)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:   John Doe

ANNUITANT:     John Doe                        Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:   00000

   ENDORSEMENTS ATTACHED:     Endorsement Applicable to IRA Certificates

                              Endorsement Applicable to Credits Applied to
                              Annuity Account Value

   ISSUE DATE:                  January 8, 2001

   CONTRACT DATE:               January 8, 2001

ANNUITY COMMENCEMENT DATE:      March 20, 2025

   THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.

   The Annuity Commencement Date may not be earlier than the fifth contract date anniversary or later than the Processing Date which follows your 90th birthday.

   However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to IRA Certificates).

GUARANTEED BENEFITS:  Guaranteed Minimum Death Benefit
                      (Annual Ratchet to Age 80)

BENEFICIARY:  Jane Doe


No. 94ICB-EX                                   Data page 1               (7/99)

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                   $25,000.00
EXPECTED FIRST YEAR CONTRIBUTION:                                  $100,000.00
CREDIT AMOUNT OF INITIAL CONTRIBUTION:                               $1,000.00
(see Endorsement Applicable to Credits Applied to Annuity Account Value)

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                              $26,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund
                                                                 ---------------
                     TOTAL INITIAL ACCOUNT VALUE:                   $26,000.00


Investment Options shown are Investment Funds of our Separate Account No. 45.

GUARANTEE PERIODS (CLASS I)  - Not available under this Certificate


No. 94ICB-EX(1/01)                                      Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT:  Not available under this Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): Not applicable.

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $10,000 in the form of either a rollover Contribution or a direct custodian-to-custodian transfer from other Traditional individual retirement arrangements. Subsequent Contributions may be made in an amount of at least $1,000. Subsequent Contributions may be "regular" IRA Contributions (limited to a maximum of $2,000 a year), rollover Contribution or direct transfers. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. Regular IRA Contributions may not be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer Contributions may be made at any time until you attain age 79. However, any amount contributed after you attain age 70 1/2 must be net of your minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 2 Annuity Commencement Date in Endorsement Applicable to IRA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under your Contract would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Funds may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Funds the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. .

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.


No. 94ICB-EX                                 Data page 3               (7/99)

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution plus any Credit. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions, Credits and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

       Annuitization Age                  Length of Period Certain
       -----------------                  ------------------------
         80 through 81                                 9
         82 through 83                                 8
         84 through 86                                 7
         87 through 89                                 6
         90                                            5

The maximum annuitization age varies by issue age and is shown on Data page 1.


No. 94ICB-EX                                Data page 4               (7/99)

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value. The amount applied to an Annuity Benefit will be reduced by any Credits applicable to Subsequent Contributions made during the three years before the Annuity Commencement Date.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                Current and Maximum
                                                   Percentage of
            Contract Year                          Contributions
            -------------                          -------------
                  1                                   8.00%
                  2                                   8.00%
                  3                                   7.00%
                  4                                   6.00%
                  5                                   5.00%
                  6                                   4.00%
                  7                                   3.00%
                  8                                   2.00%
                  9                                   1.00%
            10 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

The withdrawal charge will not apply when a Minimum Distribution Withdrawal is the only withdrawal taken during a Contract Year.

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Funds from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Fund.


No. 94ICB-EX                                 Data page 5              (7/99)

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.

Withdrawals in excess of the Free Corridor Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

     o its main function is to provide skilled, intermediate or custodial nursing care;
     o it provides continuous room and board to three or more persons;
     o it is supervised by a registered nurse or practical nurse;
     o it keeps daily medical records of each patient;
     o it controls and records all medications dispensed; and
     o its primary service is other than to provide housing for residents.

4. the Successor Owner/Annuitant option is elected and exercised, and the Successor Owner/Annuitant withdraws Contributions made by the Annuitant prior to the Annuitant's death.

The withdrawal charge will apply with respect to a Contribution if the condition as described above (excluding the 4th listed item) existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.


No. 94ICB-EX                                 Data page 6                 (7/99)

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
          Current and Maximum            Annual rate of 1.10% (equivalent to a
                                         daily rate of 0.003032%).

Administration Charge:
          Current and Maximum            Annual rate of 0.25%(equivalent to a
                                         daily rate of 0.000692%). We reserve
                                         the right to increase this charge to an
                                         annual rate of 0.35%.

Distribution Charge:
          Current and Maximum            Annual rate of 0.25% (equivalent to a
                                         daily rate of 0.000692%).


No. 94ICB-EX                                   Data page 7               (7/99)

                         [WATERMARK OMITTED - SPECIMEN]

                                EQUITABLE ACCUMULATOR PLUS (ROTH CONVERSION IRA)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:   John Doe

ANNUITANT:   John Doe                         Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:     00000

   ENDORSEMENTS ATTACHED:   Endorsement Applicable to Roth IRA Certificates
                            Endorsement Applicable to Credits Applied to Annuity
                            Account Value

   ISSUE DATE:                January 8, 2001

   CONTRACT DATE:             January 8, 2001

ANNUITY COMMENCEMENT DATE:    March 20, 2025

   THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.

   The Annuity Commencement Date may not be earlier than the fifth contract date anniversary or later than the Processing Date which follows your 90th birthday.

GUARANTEED BENEFITS:   Guaranteed Minimum Death Benefit
                       (Annual Ratchet to Age 80)

BENEFICIARY:   Jane Doe


No. 94ICB-EX                                  Data page 1               (7/99)

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                $25,000.00
EXPECTED FIRST YEAR CONTRIBUTION:                               $100,000.00
CREDIT AMOUNT OF INITIAL CONTRIBUTION:                            $1,000.00
(see Endorsement Applicable to Credits Applied to Annuity Account Value)

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------
o  Alliance Common Stock Fund                             $26,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund
                                                                 --------------
                         TOTAL INITIAL ACCOUNT VALUE:              $26,000.00

Investment Options shown are Investment Funds of our Separate Account No. 45.

GUARANTEE PERIODS (CLASS I)  - Not available under this Certificate


No. 94ICB-EX(1/01)                               Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT:  Not available under this Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): Not applicable.

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $10,000 in the form of either a rollover Contribution from Traditional IRAs, or Roth IRAs, or direct custodian-to-custodian transfers from other Roth IRAs. Subsequent Contributions may be made in an amount of at least $1,000. We will not accept "regular" IRA Contributions to Roth IRAs. Rollover Contributions and direct custodian-to-custodian transfers can be made any time during your lifetime provided you meet certain requirements (see item
II. Limits on Contributions in Endorsement Applicable to Roth IRA Contracts). We may refuse to accept any Contribution if the sum of all Contributions under your Contract would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Funds may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Funds the Lump Sum Withdrawal and any withdrawal charge will be taken.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01):  None.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000.


No. 94ICB-EX                                   Data page 3               (7/99)

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution plus any Credit. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent Contributions, Credits and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

       Annuitization Age                 Length of Period Certain
       -----------------                 ------------------------
         80 through 81                                9
         82 through 83                                8
         84 through 86                                7
         87 through 89                                6
         90                                           5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value. The amount applied to an Annuity Benefit will be reduced by any Credits applicable to Subsequent Contributions made during the three years before the Annuity Commencement Date.


No. 94ICB-EX                                   Data page 4               (7/99)

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                Current and Maximum
                                                   Percentage of
            Contract Year                          Contributions
            -------------                          -------------
                  1                                   8.00%
                  2                                   8.00%
                  3                                   7.00%
                  4                                   6.00%
                  5                                   5.00%
                  6                                   4.00%
                  7                                   3.00%
                  8                                   2.00%
                  9                                   1.00%
            10 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Funds from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Fund.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.


No. 94ICB-EX                                   Data page 5               (7/99)

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

     o its main function is to provide skilled, intermediate or custodial nursing care;
     o it provides continuous room and board to three or more persons;
     o it is supervised by a registered nurse or practical nurse;
     o it keeps daily medical records of each patient;
     o it controls and records all medications dispensed; and
     o its primary service is other than to provide housing for residents.

4. the Successor Owner/Annuitant option is elected and exercised, and the Successor Owner/Annuitant withdraws Contributions made by the Annuitant prior to the Annuitant's death.

The withdrawal charge will apply with respect to a Contribution if the condition as described above (excluding the 4th listed item) existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited


No. 94ICB-EX                                  Data page 6               (7/99)

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
        Current and Maximum             Annual rate of 1.10% (equivalent to a
                                        daily rate of 0.003032%).
Administration Charge:
        Current and Maximum             Annual rate of 0.25% (equivalent to a
                                        daily rate of 0.000692%). We reserve the right to increase this charge to an annual rate of 0.35%.

Distribution Charge:
        Current and Maximum             Annual rate of 0.25% (equivalent to a
                                        daily rate of 0.000692%).



No. 94ICB-EX                                  Data page 7               (7/99)

                         [WATERMARK OMITTED - SPECIMEN]

                                                 EQUITABLE ACCUMULATOR PLUS (NQ)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:   John Doe

ANNUITANT:        John Doe                      Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:   00000

    ENDORSEMENTS ATTACHED:  Endorsement Applicable to Non-Qualified Certificates
                            Endorsement Applicable to Credits Applied to Annuity Account Value
                            Protection Plus Optional Death Benefit Rider

    ISSUE DATE:                January 8, 2001

    CONTRACT DATE:             January 8, 2001

ANNUITY COMMENCEMENT DATE:     March 20, 2025

    THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.

    The Annuity Commencement Date may not be earlier than the fifth contract date anniversary or later than the Processing Date which follows the Annuitant's 90th birthday.

GUARANTEED BENEFITS:  Guaranteed Minimum Death Benefit (5% Roll Up to Age 80)

BENEFICIARY:      Jane Doe


No. 94ICB-EX                                   Data page 1               (7/99)

PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------


INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                   $25,000.00
EXPECTED FIRST YEAR CONTRIBUTION:                                  $100,000.00
CREDIT AMOUNT OF INITIAL CONTRIBUTION:                               $1,000.00
(see Endorsement Applicable to Credits Applied to Annuity Account Value)

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------
o  Alliance Common Stock Fund                               $26,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund
                                                               -------------
                     TOTAL INITIAL ACCOUNT VALUE:               $26,000.00

Investment Options shown are Investment Funds of our Separate Account No. 45.


No. 94ICB-EX(1/01)                                  Data page 2

GUARANTEE PERIODS (CLASS I)  - Not available under this Certificate

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT:  Not available under this Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): Not applicable.

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. Subsequent Contribution minimum: $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 81. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation
Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Funds may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Funds the Lump Sum Withdrawal and any withdrawal charge will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually of the Annuity Account Value as of the Transaction Date.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).


No. 94ICB-EX                                  Data page 3               (7/99)

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution plus any Credit. Thereafter, the Guaranteed Minimum Death Benefit is credited each day with interest at an annual effective rate of 5% (3% for amounts in the Alliance Money Market Fund and Alliance Intermediate Government Securities Fund) on each day through the Annuitant's age 80 (or at the Annuitant's death, if earlier), and 0% thereafter. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions, Credits and withdrawals.

Effect of Withdrawals under Roll Up Option - The current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

Upon the death of the Owner who is also the Annuitant, any death benefit applied as an annuity benefit will be paid out over the life of the Beneficiary or for a period not extending beyond the Beneficiary's life expectancy and payments must begin within one year after such Owner's death.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

      Annuitization Age               Length of Period Certain
      -----------------               ------------------------
        80 through 81                              9
        82 through 83                              8
        84 through 86                              7
        87 through 89                              6
        90                                         5



No. 94ICB-EX                                   Data page 4               (7/99)

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value. The amount applied to an Annuity Benefit will be reduced by any Credits applicable to subsequent Contributions made during the three years before the Annuity Commencement Date.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                   Current and Maximum
                                                      Percentage of
               Contract Year                          Contributions
               -------------                          --------------
                     1                                   8.00%
                     2                                   8.00%
                     3                                   7.00%
                     4                                   6.00%
                     5                                   5.00%
                     6                                   4.00%
                     7                                   3.00%
                     8                                   2.00%
                     9                                   1.00%
               10 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Funds from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Fund.


No. 94ICB-EX                                   Data page 5               (7/99)

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions.

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

     o its main function is to provide skilled, intermediate or custodial nursing care;
     o it provides continuous room and board to three or more persons;
     o it is supervised by a registered nurse or practical nurse;
     o it keeps daily medical records of each patient;
     o it controls and records all medications dispensed; and
     o its primary service is other than to provide housing for residents.

4. the Successor Owner/Annuitant option is elected and exercised, and the Successor Owner/Annuitant withdraws Contributions made by the Annuitant prior to the Annuitant's death.

The withdrawal charge will apply with respect to a Contribution if the condition as described above (excluding the 4th listed item) existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.


No. 94ICB-EX                                    Data page 6               (7/99)

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

     (a) For providing the Protection Plus Death Benefit, we will deduct annually on each Processing Date an amount equal to 0.20% of the Annuity Account Value in effect on such Processing Date.

     (b) Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charges will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
          Current and Maximum              Annual rate of 1.10% (equivalent to a
                                           daily rate of 0.003032%).

Administration Charge:
          Current and Maximum              Annual rate of 0.25% (equivalent to a
                                           daily rate of 0.000692%). We reserve
                                           the right to increase this charge to
                                           an annual rate of 0.35%.

Distribution Charge:
          Current and Maximum              Annual rate of 0.25% (equivalent to a
                                           daily rate of 0.000692%).



No. 94ICB (Rev 9/00)                                        Data page 7

                         [WATERMARK OMITTED - SPECIMEN]

                          EQUITABLE ACCUMULATOR PLUS (QP - DEFINED CONTRIBUTION)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:   Richard Roe As Trustee for the XYZ Qualified Plan

ANNUITANT:     John Doe                          Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:     00000

   ENDORSEMENTS ATTACHED:      Endorsement Applicable to Qualified Plan
                               Certificates
                               Endorsement Applicable to Credits Applied to
                               Annuity Account Value

   ISSUE DATE:                   January 8, 2001

   CONTRACT DATE:                January 8, 2001

ANNUITY COMMENCEMENT DATE:       March 20, 2025

   THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.

   The Annuity Commencement Date may not be earlier than the fifth contract date anniversary or later than the Processing Date which follows the Annuitant's 90th birthday.

   However, any distribution option under this Certificate must meet any minimum distribution requirements under Section 401(a)(9) of the Code which apply after the "Required Beginning Date" which is April 1st following the calendar year which is generally the later of the year in which the Annuitant (i) attains age 70 1/2 or (ii) retires from service of the employer sponsoring the Plan.

GUARANTEED BENEFITS: Guaranteed Minimum Death Benefit (Annual Ratchet to Age 80)

BENEFICIARY: Richard Roe As Trustee for the XYZ Qualified Plan


No. 94ICB-EX                                   Data page 1               (7/99)

PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):           $25,000.00
EXPECTED FIRST YEAR CONTRIBUTION:                          $100,000.00
CREDIT AMOUNT OF INITIAL CONTRIBUTION:                       $1,000.00
(see Endorsement Applicable to Credits Applied to Annuity Account Value)

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------
o  Alliance Common Stock Fund                              $26,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund
                                                                   -------------
                       TOTAL INITIAL ACCOUNT VALUE:                  $26,000.00

Investment Options shown are Investment Funds of our Separate Account No. 45.

GUARANTEE PERIODS (CLASS I)  - Not available under this Certificate


No. 94ICB-EX(1/01)                                        Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT:  Not available under this Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. Subsequent Contributions minimum: $1,000. Subsequent Contributions can be made once per Contract Year at any time up until the Annuitant attains age 71. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Funds may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Funds the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.


No. 94ICB-EX                                   Data page 3               (7/99)

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution plus any Credit. Thereafter, on each Contract Date anniversary through the Annuitant's age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions, Credits and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

        Annuitization Age                    Length of Period Certain
        -----------------                    ------------------------
          80 through 81                                   9
          82 through 83                                   8
          84 through 86                                   7
          87 through 89                                   6
          90                                              5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value. The amount applied to an Annuity Benefit will be reduced by any Credits applicable to subsequent Contributions made during the three years before the Annuity Commencement Date.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.


No. 94ICB-EX                                   Data page 4               (7/99)

                                                   Current and Maximum
                                                      Percentage of
               Contract Year                          Contributions
               -------------                          -------------
                     1                                   8.00%
                     2                                   8.00%
                     3                                   7.00%
                     4                                   6.00%
                     5                                   5.00%
                     6                                   4.00%
                     7                                   3.00%
                     8                                   2.00%
                     9                                   1.00%
               10 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will not apply when a Minimum Distribution Withdrawal is the only withdrawal taken during a Contract Year. Withdrawal charges will be deducted from the Annuity Account Value in the Investment Funds from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Fund.

Withdrawal charges will not apply to withdrawals of amounts applied to one of our individual retirement annuities or qualified plans under Section 5.02.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. .

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

No. 94ICB-EX                                  Data page 5               (7/99)

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

     o its main function is to provide skilled, intermediate or custodial nursing care;
     o it provides continuous room and board to three or more persons;
     o it is supervised by a registered nurse or practical nurse;
     o it keeps daily medical records of each patient;
     o it controls and records all medications dispensed; and
     o its primary service is other than to provide housing for residents.

The withdrawal charge will apply with respect to a Contribution if the condition as described above existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
         Current and Maximum              Annual rate of 1.10% (equivalent to a
                                          daily rate of 0.003032%).

Administration Charge:
         Current and Maximum              Annual rate of 0.25% (equivalent to a
                                          daily rate of 0.000692%). We reserve
                                          the right to increase this charge to
                                          an annual rate of 0.35%.

Distribution Charge:
         Current and Maximum              Annual rate of 0.25% (equivalent to a
                                          daily rate of 0.000692%).


No. 94ICB-EX                                 Data page 6               (7/99)

                         [WATERMARK OMITTED - SPECIMEN]

                              EQUITABLE ACCUMULATOR PLUS (QP - DEFINED BENEFIT)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:   Richard Roe As Trustee for the XYZ Qualified Plan

ANNUITANT:     John Doe                            Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:    00000

    ENDORSEMENTS ATTACHED:   Endorsement Applicable to Defined Benefit Qualified
                             Plan Certificates
                             Endorsement Applicable to Credits Applied to
                             Annuity Account Value

    ISSUE DATE:                January 8, 2001

    CONTRACT DATE:             January 8, 2001

ANNUITY COMMENCEMENT DATE:     March 20, 2025

    THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.

    The Annuity Commencement Date may not be earlier than the fifth contract date anniversary or later than the Processing Date which follows the Annuitant's 90th birthday.

GUARANTEED BENEFITS: Guaranteed Minimum Death Benefit (Annual Ratchet to Age 80)

BENEFICIARY:   Richard Roe As Trustee for the XYZ Qualified Plan


No. 94ICB-EX                                   Data page 1               (7/99)

PART B - -THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                  $25,000.00
EXPECTED FIRST YEAR CONTRIBUTION:                                 $100,000.00
CREDIT AMOUNT OF INITIAL CONTRIBUTION:                              $1,000.00
(see Endorsement Applicable to Credits Applied to Annuity Account Value)

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                ALLOCATION (SEE SECTION 3.01)
------------------                                -----------------------------
o  Alliance Common Stock Fund                            $26,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund
                                                                   -------------
                      TOTAL INITIAL ACCOUNT VALUE:                   $26,000.00

Investment Options shown are Investment Funds of our Separate Account No. 45.

GUARANTEE PERIODS (CLASS I)  - Not available under this Certificate


No. 94ICB-EX(1/01)                                      Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT:  Not available under this Certificate

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. Initial Contribution minimum: $10,000. Subsequent Contributions minimum: $1,000. Subsequent Contributions can be made once per Contract Year at any time up until the Annuitant attains age 71. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Funds may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Funds the Lump Sum Withdrawal and any withdrawal charge will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.


No. 94ICB-EX                                  Data page 3               (7/99)

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution plus any Credit. Thereafter, on each Contract Date anniversary through the Annuitant's age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions, Credits and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

       Annuitization Age                  Length of Period Certain
       -----------------                  ------------------------
         80 through 81                                 9
         82 through 83                                 8
         84 through 86                                 7
         87 through 89                                 6
         90                                            5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be the Annuity Account Value. The amount applied to an Annuity Benefit will be reduced by any Credits applicable to subsequent Contributions made during the three years before the Annuity Commencement Date.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.


No. 94ICB-EX                                 Data page 4               (7/99)

                                                  Current and Maximum
                                                     Percentage of
              Contract Year                          Contributions
              -------------                          -------------
                    1                                   8.00%
                    2                                   8.00%
                    3                                   7.00%
                    4                                   6.00%
                    5                                   5.00%
                    6                                   4.00%
                    7                                   3.00%
                    8                                   2.00%
                    9                                   1.00%
              10 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

Withdrawal charges will not apply when a Minimum Distribution Withdrawal is the only withdrawal taken during a Contract Year. Withdrawal charges will be deducted from the Annuity Account Value in the Investment Funds from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Fund.

Withdrawal charges will not apply to withdrawals of amounts applied to one of our individual retirement annuities or qualified plans under Section 5.02.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. .

Withdrawals in excess of the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);


No. 94ICB-EX                                  Data page 5               (7/99)

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

     o its main function is to provide skilled, intermediate or custodial nursing care;
     o it provides continuous room and board to three or more persons;
     o it is supervised by a registered nurse or practical nurse;
     o it keeps daily medical records of each patient;
     o it controls and records all medications dispensed; and
     o its primary service is other than to provide housing for residents.

The withdrawal charge will apply with respect to a Contribution if the condition as described above existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
         Current and Maximum               Annual rate of 1.10% (equivalent to a
                                           daily rate of 0.003032%).

Administration Charge:
         Current and Maximum               Annual rate of 0.25%
                                           (equivalent to a daily rate of
                                           0.000692%). We reserve the right
                                           to increase this charge to an
                                           annual rate of 0.35%.

Distribution Charge:
         Current and Maximum               Annual rate of 0.25% (equivalent to a
                                           daily rate of 0.000692%).



No. 94ICB-EX                                 Data page 6               (7/99)

                         [WATERMARK OMITTED - SPECIMEN]

                                                EQUITABLE ACCUMULATOR PLUS (TSA)

                                      DATA

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

OWNER:   John Doe

ANNUITANT:     John Doe                            Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:     00000

    ENDORSEMENTS ATTACHED:    Endorsement Applicable to TSA Certificates
                              Beneficiary Endorsement
                              Endorsement Applicable to Credits Applied to
                              Annuity Account Value

    ISSUE DATE:                 January 8, 2001

    CONTRACT DATE:              January 8, 2001

ANNUITY COMMENCEMENT DATE:      March 20, 2025

    THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.

    The Annuity Commencement Date may not be earlier than the fifth Contract Date anniversary or later than the Processing Date which follows your 90th birthday.

    However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to TSA Certificates).

GUARANTEED BENEFITS:  Guaranteed Minimum Death Benefit (5% Roll Up to Age 80)

BENEFICIARY:   Jane Doe


No. 94ICB-EX-TSA                               Data page 1               (3/00)

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                    $25,000.00
EXPECTED FIRST YEAR CONTRIBUTION:                                   $100,000.00
CREDIT AMOUNT OF INITIAL CONTRIBUTION:                                $1,000.00
(see Endorsement Applicable to Credits Applied to Annuity Account Value)

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                               ALLOCATION (SEE SECTION 3.01)
------------------                               -----------------------------
o  Alliance Common Stock Fund                            $26,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund
                                                                 ---------------
                      TOTAL INITIAL ACCOUNT VALUE:                  $26,000.00


Investment Options shown are Investment Funds of our Separate Account No. 45.

GUARANTEE PERIODS (CLASS I)  - Not available under this Certificate


No. 94ICB-EX(1/01)                                 Data page 2

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT:  Not available under this Certificate

ANNUITY ACCOUNT VALUE (SEE SECTION 1.02): If a loan is outstanding, Annuity Account Value means the sum of the amounts in the Investment Funds, plus any amount in the Loan Reserve Account.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.19): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): Not applicable.

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. Subsequent Contributions minimum: $1,000. Subsequent Contributions can be made at any time until the Annuitant attains age 79. We may refuse to accept any Contribution if the sum of all Contributions under your Certificate would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Funds may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. .

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $1,000; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

If there is a loan outstanding, the amount withdrawn will be limited such that the Cash Value remaining after a withdrawal is equal to at least 10% of the outstanding loan amount.

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.


No. 94ICB-EX-TSA                              Data page 3               (3/00)

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

5% Roll Up to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution plus any Credit. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 5% (3% for amounts in the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund and the Loan Reserve Account) on each day through your age 80 (or at your death, if earlier), and 0% thereafter, and is adjusted for any loan repayments, subsequent Contributions, Credits and withdrawals. The Guaranteed Minimum Death Benefit will be reduced by any outstanding loan balance and accrued interest.

Your current Guaranteed Minimum Death Benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 5% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 5% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

       Annuitization Age                  Length of Period Certain
       -----------------                  ------------------------
         80 through 81                                 9
         82 through 83                                 8
         84 through 86                                 7
         87 through 89                                 6
         90                                            5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value. The amount applied to an Annuity Benefit will be reduced by any Credits applicable to subsequent Contributions made during the three years before the Annuity Commencement Date.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.


No. 94ICB-EX-TSA                              Data page 4               (3/00)

WITHDRAWAL CHARGES (SEE SECTION 8.01): A withdrawal charge will be imposed as a percentage of each Contribution made to the extent that (i) any withdrawals during a Contract Year exceed the Free Corridor Amount as discussed in Section
8.01 or, (ii) the Certificate is surrendered to receive the Cash Value. We determine the withdrawal charge separately for each Contribution in accordance with the table below.

                                                   Current and Maximum
                                                      Percentage of
               Contract Year                          Contributions
               -------------                          -------------
                     1                                   8.00%
                     2                                   8.00%
                     3                                   7.00%
                     4                                   6.00%
                     5                                   5.00%
                     6                                   4.00%
                     7                                   3.00%
                     8                                   2.00%
                     9                                   1.00%
               10 and later                              0.00%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each Contribution withdrawn or surrendered. For purposes of the table, for each Contribution, the Contract Year in which we receive that Contribution is "Contract Year 1."

The withdrawal charge will not apply when a Minimum Distribution Withdrawal is the only withdrawal taken during a Contract Year.

Withdrawal charges will be deducted from the Annuity Account Value in the Investment Funds from which each withdrawal is made in proportion to the amount being withdrawn from each Investment Fund.

FREE CORRIDOR AMOUNT (SEE SECTION 8.01): 15% of Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during the Contract Year. Amounts withdrawn up to the Free Corridor Amount will not be deemed a withdrawal of Contributions. In any Contract Year when a Minimum Distribution Withdrawal is the only withdrawal taken, no withdrawal charge will apply.

Lump Sum Withdrawals in excess of the Free Corridor Amount or a Minimum Distribution Withdrawal when added to a Lump Sum Withdrawal previously taken in the same Contract Year, which exceeds the Free Corridor Amount will be deemed withdrawals of Contributions in the order in which they were made (that is, the first-in, first-out basis will apply).

The Free Corridor Amount does not apply when calculating the withdrawal charge applicable upon a surrender.


No. 94ICB-EX-TSA                                  Data page 5         (3/00)

NO WITHDRAWAL CHARGES WILL APPLY IN THESE EVENTS:

1. the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration;

2. you give us proof that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician);

3. the Annuitant has been confined to a nursing home for more than 90 days as verified by a licensed physician. A nursing home for this purpose means one which is (i) approved by Medicare as a provider of skilled nursing care service, or (ii) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U. S. Virgin Islands, or Guam) and meets all the following:

     o its main function is to provide skilled, intermediate or custodial nursing care;
     o it provides continuous room and board to three or more persons;
     o it is supervised by a registered nurse or practical nurse;
     o it keeps daily medical records of each patient;
     o it controls and records all medications dispensed; and
     o its primary service is other than to provide housing for residents.

The withdrawal charge will apply with respect to a Contribution if the condition as described above existed at the time the Contribution was remitted or if the condition began within the 12 month period following remittance.

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
           Current and Maximum            Annual rate of 1.10% (equivalent to a
                                          daily rate of 0.003032%).



No. 94ICB-EX-TSA                                  Data page 6         (3/00)

Administration Charge:
          Current and Maximum             Annual rate of 0.25% (equivalent to a
                                          daily rate of 0.000692%). We
                                          reserve the right to increase this
                                          charge to an annual rate of 0.35%.

Distribution Charge:
          Current and Maximum             Annual rate of 0.25% (equivalent to a
                                          daily rate of 0.000692%).


No. 94ICB-EX-TSA                            Data page 7               (3/00)

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------    TSA CERTIFICATES (TSA ENDORSEMENT).

LOAN RESERVE ACCOUNT (SEE ITEM 10(D) OF TSA ENDORSEMENT): On the Loan Effective Date, we will transfer to the Loan Reserve Account only an amount equal to the amount of the loan (instead of 110% of such amount, as described in the TSA Endorsement).

DEFAULT (SEE ITEM 10(G) OF TSA ENDORSEMENT): By each repayment date, if the amount of the loan payment is less than the amount due or the loan payment is not received at our Processing Office, pursuant to our rights described in the TSA Endorsement, we will treat the amount of the unpaid balance of the loan at that time, including interest due but not paid, as a deemed distribution for Federal income tax purposes.









No. 94ICB-EX-TSA                             Data page 8               (3/00)